Exhibit 10.14

ASSIGNMENT OF LOAN DOCUMENTS

THIS ASSIGNMENT OF LOAN DOCUMENTS (this “Assignment”) is made effective as of this 17th day of June, 2011, by JPMORGAN CHASE BANK, N.A., a national banking association (“Assignor”) to and in favor of RRE IROQUOIS HOLDINGS LLC, a Delaware limited liability company (“Assignee”).

RECITALS:

A. Assignor is the legal and equitable owner and holder of that certain Promissory Note in the principal amount of $13,800,000.00 dated June 1, 2007 (the “Note”), which Note is secured by, among other things, that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated June 1, 2007, executed by Brookside Iroquois, LLC, a Delaware limited liability company and GJBH Iroquois, LLC, a Delaware limited liability company, as mortgagor, in favor of Washington Mutual Bank, a federal association, as mortgagee, and recorded on June 6, 2007, in the Official Records of Philadelphia County, Pennsylvania as Document ID. 51707633. Assigned to U.S. Bank National Association, Trustee of the WAMU 2007 MF-1 Trust (“Assignee”) by Federal Deposit Insurance Corporation as Receiver for Washington Mutual Bank, FA (“Assignor”) with Assignment of Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated December 1, 2010, recorded on December 14, 2010, in the Official Records of Philadelphia County, Pennsylvania in Document ID. No. 52292850 then Assigned to JPMorgan Chase Bank, N.A. (“Assignee”) by U.S. Bank National Association, Trustee of the WAMU 2007 MF-1 Trust (“Assignor”) with Assigmnent of Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated December 2, 2010, recorded on December 14, 2010, in the Official Records of Philadelphia County, Pennsylvania in Document ID No. 52292911 (collectively, the “Mortgage”) regarding the real property as more particularly described on Exhibit A attached hereto and incorporated by this reference.

B. Assignor purchased the Mortgage from the Federal Deposit Insurance Corporation as receiver for Washington Mutual Bank.

C. Assignor has simultaneously herewith endorsed the Note to Assignee and the parties desire that the Note, the Mortgage and all other documents executed in connection with the Note be assigned to Assignee.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1. Assignor hereby absolutely, irrevocably and unconditionally sells, assigns, transfers, sets over, conveys and endorses to Assignee, its successors and assigns, and Assignee hereby accepts, all of Assignor’s right, title and interest in and to the following documents (collectively, the “Loan Documents”):

(a) the Mortgage;

JPMorgan Chase – Loan No.: 625982481 Pennsylvania

(b) the Note:,

(c) All other documents that evidence or secure the obligations under the Note.

2. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3. EXCEPT AS SET FORTH IN THAT CERTAIN LOAN PURCHASE AND SALE AGREEMENT BETWEEN ASSIGNOR AND ASSIGNEE, THIS ASSIGNMENT IS MADE WITHOUT RECOURSE OR WARRANTY OF ANY KIND, AND ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE LOAN DOCUMENTS, THE OBLIGATIONS EVIDENCED BY THE LOAN DOCUMENTS OR THE COLLATERAL, IF ANY.

4. This Assignment shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed in its name by duly authorized officers as of the date first above written.

ASSIGNOR

JPMORGAN CHASE BANK, N.A., a national banking association

By:	/s/ Charles E. Buchan
Name:	Charles E. Buchan
Title:	Authorized Officer

JPMorgan Chase – Loan No.: 625982481 Pennsylvania

STATE OF TEXAS	)
) ss:
COUNTY OF DALLAS	)

On the 17th day of June, 2011, before me, the undersigned, personally appeared Charles E. Buchan, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacity, and that by their signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ M. Hollingsworth
Notary Public - M. Hollingsworth

JPMorgan Chase - Loan No.: 625982481 Pennsylvania

Exhibit A

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Philadelphia County of Philadelphia State of Pennsylvania.

ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, SITUATE in the 52nd Ward of the City and County of Philadelphia and Commonwealth of Pennsylvania, and described according to a Plan and Survey thereof made by Ezra Golub &. Associates Professional Engineer & Land Surveyors, as follows:

BEGINNING at a point on the East side of 47th Street (50 feet wide) 139 feet 6-1/8 inches measured South along said side of 47th Street from its intersection with the Southeast side of City Avenue (80 feet wide); thence (1) South 9 degrees, 51 minutes, 45 seconds East along said East side of 47th Street 177 feet 10 inches to a point which is 85 feet measured North along said side of 47th Street from its intersection with the North side of Sherwood Road (50 feet wide); thence (2) North 80 degrees, 8 minutes, 15 seconds East 166 feet to the West side of Overbrook Avenue (50 feet wide); thence (3) North 9 degrees, 51 minutes, 45 seconds West along West side of Overbrook Avenue 25 feet to a point of curve, thence (4) in a North direction along the curved West and Northwest side of Overbrook Avenue on the arc of a circle curving to the right with a radius of 176.224 feet the arc distance of 113 feet 7 inches to a point of tangency; thence (5) North 29 degrees, 30 minutes, 45.1 seconds West 135 feet 7-5/8 inches to a point which is 107 feet 8-1/4 inches Southeast from the Southeast side of City Avenue when measured at right angles thereto; thence (6) South 9 degrees, 51 minutes. 45 seconds East 80 feet, 9-3/8 inches; and thence (7) South 80 degrees, 8 minutes, 15 seconds West 155 feel 9 inches to the East side of 47th Street and place of beginning.

The above description is in accordance with a survey made by Ezra Golub Associates dated 03/14/2006.

NOTE: Being Parcel No. 88-1157500 of the City of Philadelphia, County of Philadelphia.

NOTE: Parcel No, shown for informational purposes only.

JPMorgan Chase – Loan No.: 625982481 Pennsylvania

This instrument prepared by and After Recording Return to:

BRT No.

[Property Identifier]

ASSIGNMENT OF MORTGAGE

FOR VALUE RECEIVED, on June 17, 2011, the undersigned JPMORGAN CHASE BANK, N.A. (“Assignor”), hereby assigns, transfers and sets over to RRE IROQUOIS HOLDINGS LLC, a Delaware limited liability company (“Assignee”), without recourse, representation or warranty, express or implied, all beneficial interest of Assignor under that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing (the “Mortgage”), dated June 1, 2007, and executed by Brookside Iroquois, LLC, a Delaware limited liability company and GJBH Iroquois, LLC, a Delaware limited liability company, as Mortgagor, to Washington Mutual Bank, a Federal Association, predecessor-in-interest to the Assignor, recorded on June 6, 2007, in the Office of Commissioner of Records for Philadelphia County, Pennsylvania with Document ID No. 51707633, and encumbering certain real property, commonly known as 2801-2805 North 47th Street, Philadelphia, PA 19131, more particularly described therein, and on Exhibit A attached hereto. Assigned to U.S. Bank National Association, Trustee of the WAMU 2007 MF-1 Trust (“Assignee”) by Federal Deposit Insurance Corporation as Receiver for Washington Mutual Bank, FA (“Assignor”) with Assignment of Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated December 1, 2010, recorded on December 14, 2010, in the Official Records of Philadelphia County, Pennsylvania in Document ID. No. 52292850 then Assigned to JPMorgan Chase Bank, N.A. (“Assignee”) by U.S. Bank National Association, Trustee of the WAMU 2007 MF-1 Trust (“Assignor”) with Assignment of Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated December 2, 2010, recorded on December 14, 2010, in the Official Records of Philadelphia County, Pennsylvania in Document ID No. 52292911 (collectively, the “Mortgage”) regarding the real property as more particularly described on Exhibit A attached hereto and incorporated by this reference.

SIGNATURE PAGES TO FOLLOW

JPMorgan Chase – Loan No.: 625982481 Pennsylvania

ASSIGNOR:
JPMORGAN CHASE BANK, N.A.

By:	/s/ Charles E. Buchan
Name:	Charles E. Buchan
Title:	Authorized Officer

STATE OF TEXAS	)
) ss:
COUNTY OF DALLAS	)

On the 17th day of June, 2011, before me, the undersigned, personally appeared Charles E. Buchan, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacity, and that by their signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ M. Hollingsworth
Notary Public- M. Hollingsworth

JPMorgan Chase – Loan No.: 625982481 Pennsylvania

The principal place of business and complete post office address of Assignee is:

Attn.:

By:

The address of Assignee for the Purpose of 42 Pa.C.S. §8143(d) is:

Attn.:

By:

JPMorgan Chase – Loan No.: 625982481 Pennsylvania

Exhibit A

All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the City of Philadelphia County of Philadelphia State of Pennsylvania.

ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, SITUATE in the 52nd Ward of the City and County of Philadelphia and Commonwealth of Pennsylvania, and described according to a Plan and Survey thereof made by Ezra Golub & Associates Professional Engineer & Land Surveyors, as follows:

BEGINNING at a point on the East side of 47th Street (50 feet wide) 139 feet 6- 1/8 inches measured South along said side of 47th Street from its intersection with the Southeast side of City Avenue (80 feet wide); thence (1) South 9 degrees, 51 minutes, 45 seconds East along said East side of 47th Street 177 feet 10 inches to a point which is 85 Feet measured North along said side of 47th Street from its intersection with the North side of Sherwood Road (50 feet wide); thence (2) North 80 degrees, 8 minutes, 15 seconds East 166 feet to the West side of Overbrook Avenue (50 feet wide); thence (3) North 9 degrees, 51 minutes, 45 seconds West along West side of Overbrook Avenue 25 feet to a point of curve; thence (4) in a North direction along the curved West and Northwest side of Overbrook Avenue on the arc of a circle curving to the right with a radius of 176.224 feet the arc distance of 113 feet 7 inches to a point of tangency; thence (5) North 29 degrees, 30 minutes, 45.1 seconds West 135 feet 7- 5/8 inches to a point which is 107 feet 8- 1/4 inches Southeast from the Southeast side of City Avenue when measured at right angles thereto; thence (6) South 9 degrees, 51 minutes, 45 seconds East 80 feet, 9- 3/8 inches; and thence (7) South 80 degrees. 8 minutes, 15 seconds West 155 feet 9 inches to the East side of 47th Street and place of beginning.

The above description is in accordance with a survey made by Ezra Golub Associates dated 03/14/2006.

NOTE: Being Parcel No. 88-1157500 of the City of Philadelphia, County of Philadelphia.

NOTE: Parcel No. shown for informational purposes only.

JPMorgan Chase – Loan No.: 625982481 Pennsylvania